EXHIBIT 10.12

THIRD AMENDMENT TO

BILL PAY SERVICE RESELLER AGREEMENT

This Third Amendment to Bill Pay Service Reseller Agreement (“Third Amendment”) is entered into this 7th day of March, 2017 (“Amendment Effective Date”) by and between CO-OP eCom, LLC, a California limited liability company (“eCom”) and Alkami Technology, Inc., a Delaware corporation (“Reseller”).

WHEREAS, the parties have entered into that certain Bill Pay Service Reseller Agreement dated June 28, 2013, as amended (the “Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as provided herein.

NOW THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	The Agreement is hereby amended by adding the following language to the end of Section 2 (“Exhibits”):

“(f) Exhibit E - Business Bill Pay Service Description and Service Fees”

2.	All references in the Agreement to “Exhibit A” are hereby amended to read “Exhibit A and Exhibit E.”

3.	The Agreement is hereby amended by attaching Exhibit E, which is attached hereto and incorporated herein, thereto and thereby incorporating it by reference into the Agreement.

4.	Except as otherwise specifically set forth herein, all terms and provisions contained in the Agreement shall remain in full force and effect.

5.	All capitalized terms not defined in this Third Amendment have the meanings defined in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of the Amendment Effective Date.

CO-OP eCom, LLC	Alkami Technology, Inc

By: /s/ Kimberly Hester	By: /s/ Douglas Linebarger
Name: Kimberly Hester	Name: Doug Linebarger
Title: Manager	Title: General Counsel